UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

NCI, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51579	20-3211574
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

11730 Plaza America Drive

Reston, Virginia 20190

(703) 707-6900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission under Item 2.02—Results of Operations and Financial Condition and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information, including the exhibit attached hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent expressly provided by specific reference in such a filing.

On November 15, 2005, NCI, Inc. issued a press release to report its financial results for the quarter ended September 30, 2005. The release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are included in this Form 8-K.

(c) Exhibits.

99.1	Press Release dated November 15, 2005, of NCI, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, INC.

By:	/s/ JUDITH L. BJORNAAS
Name:	Judith L. Bjornaas
Title:	Senior Vice President, and Chief Financial Officer

Date: November 16, 2005